UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2019
FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
920 Memorial City Way, Suite 1000
Houston, Texas 77024
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (281) 949-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2019, Mr. James L. McCulloch, Executive Vice President and General Counsel of Forum Energy Technologies, Inc. (the “Company”), indicated his desire to transition from service as General Counsel in anticipation of his future planned retirement. In connection therewith, he has transitioned to serve as Chief Compliance Officer and an advisor to the Chief Executive Officer, effective February 15, 2019 (the “Effective Time”).
In connection with Mr. McCulloch’s transition, Mr. John C. Ivascu was appointed as Senior Vice President, General Counsel and Secretary at the Effective Time. Mr. Ivascu, age 41, has served as the Company’s Vice President, Deputy General Counsel and Secretary since February 2018. Prior to that, he served as Vice President, Associate General Counsel and Assistant Secretary from August 2015 to February 2018, and Assistant General Counsel from June 2011 to August 2015. From 2006 to June 2011, Mr. Ivascu practiced corporate law at Vinson & Elkins L.L.P., representing public and private companies and investment banking firms in capital markets offerings, mergers and acquisitions, corporate governance and bankruptcy matters. From 2004 to 2006, Mr. Ivascu served as an attorney for the U.S. Securities & Exchange Commission, Division of Enforcement. Mr. Ivascu holds a B.B.A. from the Stephen M. Ross School of Business at the University of Michigan, and a J.D. from Brooklyn Law School.
The Company and Mr. McCulloch have agreed that in connection with his transition of responsibilities he will receive a base salary of $160,000, target bonus of 60% and a maximum bonus of 120% of his base salary based on the Company’s performance, and a restricted stock unit award with an aggregate value of approximately $240,000 vesting ratably over a three year period. Mr. McCulloch will continue to be eligible to participate in the Company’s compensation and benefits plans, and programs for similarly situated employees, including the Company’s equity incentive plans.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2019	FORUM ENERGY TECHNOLOGIES, INC.
/s/ C. Christopher Gaut
C. Christopher Gaut
President, Chief Executive Officer and Chairman of the Board